UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Andersen Drive, 5th Floor Pittsburgh, PA 15220
(Address of principal executive offices) (Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2022, Montauk Renewables, Inc. (the “Company”), through its wholly-owned subsidiaries Montauk Ag Renewables, LLC (f/k/a Montauk Swine Ag, LLC, “Montauk Ag”) and Montauk Energy Holdings, LLC (“MEH”), entered into the First Amendment (the “Amendment”), dated May 26, 2022, to the Membership Interest and Asset Purchase Agreement (“MIAPA”), dated May 10, 2021, by and among J.P. Carroll & Co., LLC, Eagle Creek Ranch, L.L.C., NR3 Nutrient Recovery, LLC, Joseph P. Carroll, Jr., Martin A. Redeker and Montauk Ag.

Under the terms of the Amendment, Messrs. Carroll’s and Redeker’s rights to repurchase certain of the intellectual property transferred to Montauk Ag pursuant to the MIAPA have been terminated. Additionally, the restricted stock awards granted to each of Messrs. Carroll and Redeker in connection with their respective employment with the Company following the closing of the transactions contemplated by the MIAPA have been amended to remove the performance-based vesting criteria and will be subject only to time-based vesting requirements over a five-year period.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	First Amendment to Membership Interest and Asset Purchase Agreement, dated May 26, 2022, by and among J.P. Carroll & Co., LLC, Eagle Creek Ranch, L.L.C., NR3 Nutrient Recovery, LLC, Joseph P. Carroll, Jr., Martin A. Redeker, Montauk Ag Renewables, LLC and Montauk Energy Holdings, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: June 1, 2022	By:	/s/ Kevin A. Van Asdalan
	Name:	Kevin A. Van Asdalan
	Title:	Chief Financial Officer